UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2013

NASB FINANCIAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Missouri	0-24033	43-1805201
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12498 South 71 Highway, Grandview, Missouri 64030

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (816) 765-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

As previously reported on a Form 8-K filed with the Securities and Exchange Commission on April 3, 2013, the Board of Directors of NASB Financial, Inc. (the “Company”) appointed Mr. Paul L. Thomas to serve as the Company’s Chief Executive Officer (“CEO”), subject to the non-objection of the Company’s primary regulator, the Federal Reserve Bank of Kansas City (the “Federal Reserve”). On April 30, 2013, the Federal Reserve notified the Company of its non-objection to Mr. Thomas’ appointment; therefore, the appointment is effective May 1, 2013. Mr. David H. Hancock will remain as the Company’s Board Chairman and principal shareholder.

On April 1, 2013, Mr. Thomas was appointed CEO of the Company’s wholly owned subsidiary, North American Savings Bank, F.S.B. (the “Bank”). Mr. Hancock also remained as Board Chairman of the Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated May 2, 2013	NASB FINANCIAL, INC.

	By:	/s/ Rhonda Nyhus
Vice President and Treasurer